SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 15, 2004

Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11595	0-30287342
(State or Other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

275 Kennedy Drive		05403
So. Burlington, Vermont		(Zip Code)
(Address of principal executive offices)

(802) 658-3400
(Registrant's telephone number, including area code)
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Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a).	Inapplicable

(b).	Inapplicable

(c).	Exhibits

99.1 Press Release issued by Merchants Bancshares, Inc. (the "Company") on July 15, 2004, announcing the Company's results for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

      The following information is furnished under Item 12 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section . The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

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On July 15, 2004, the Company announced its results of operations for the quarter ended June 30, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

By:	/s/ Janet P. Spitler

Janet P. Spitler
Chief Financial Officer & Treasurer

Date:	July 15, 2004

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